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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     May 7, 2001
                                                -------------------------------


                             WEBLINK WIRELESS, INC.
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             (Exact Name of Registrant as Specified in Its Chapter)


                                    DELAWARE
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                 (State of Other Jurisdiction of Incorporation)


      0-28196                                           75-2575229
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(Commission File Number)                     (IRS Employer Identification No.)


3333 Lee Parkway, Suite 100, Dallas, Texas                  75219
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(Address of Principal Executive Offices)                  (Zip Code)


                                  214-765-4000
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 5. OTHER EVENTS

         On May 4, 2001, WebLink Wireless, Inc. (the "Registrant") issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description

   99.1              Press Release dated May 4, 2001




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WEBLINK WIRELESS, INC.



                                      By:     /s/ Frederick G. Anderson
                                         ------------------------------
                                      Name:   Frederick G. Anderson
                                      Title:  Vice President, General Counsel
                                              and Secretary


Date: May 7, 2001




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                                INDEX TO EXHIBITS




EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           Press Release dated May 4, 2001